UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of report (Date of earliest event reported): October 31, 2005


                                   ARGAN, INC.
             (Exact Name of Registrant as Specified in its Charter)


         Delaware                       001-31756                 13-1947195
(State or Other Jurisdiction           (Commission              (IRS Employer
      of Incorporation)               File Number)           Identification No.)


One Church Street, Suite 302, Rockville, MD                         20850
   (Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code: (301) 315-0027


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On October 31, 2005, Argan, Inc. issued a press release announcing that the Naples, Florida manufacturing facilities of its Vitarich Laboratories, Inc. subsidiary are fully operational after losing six days of production due to lack of power and water utilities in the aftermath of Hurricane Wilma. The unavailability of power and water utilities caused a decrease in the customer shipments made at the end of the fiscal third quarter, and the decrease of shipments will likely have a negative impact on the operating performance of Vitarich in the fiscal third quarter. A copy of the Argan, Inc. press release is attached to this report as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)   Exhibits.

            Exhibit No.       Description
            -----------       -----------

                99.1          Argan, Inc. Press Release issued October 31, 2005.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 1, 2005                         ARGAN, INC.

                                          By:  /s/ Rainer Bosselmann
                                               ---------------------------------
                                                   Rainer Bosselmann
                                                   Chairman of the Board and
                                                   Chief Executive Officer

                                  EXHIBIT INDEX

            Exhibit No.       Description
            -----------       -----------

                99.1          Argan, Inc. Press Release issued October 31, 2005.